SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2018

CCO Holdings, LLC

CCO Holdings Capital Corp.

Charter Communications Operating, LLC

Charter Communications Operating Capital Corp.*

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

333-222241-208 333-222241-209 333-222241-213 333-222241-210	43-1843260 20-1044453 86-1067239 20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

*	The companies listed below in the Table of Additional Registrant Guarantors are also included in this registration statement on Form S-3 as additional Registrant Guarantors.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Guarantors	Jurisdiction
Adcast North Carolina Cable Advertising, LLC	Delaware
Alabanza LLC	Delaware
America’s Job Exchange LLC	Delaware
Athens Cablevision, LLC	Delaware
BHN Spectrum Investments, LLC	Delaware
Bresnan Broadband Holdings, LLC	Delaware
Bresnan Broadband of Colorado, LLC	Colorado
Bresnan Broadband of Montana, LLC	Montana
Bresnan Broadband of Utah, LLC	Utah
Bresnan Broadband of Wyoming, LLC	Wyoming
Bresnan Communications, LLC	Delaware
Bresnan Digital Services, LLC	Delaware
Bresnan Microwave of Montana, LLC	Delaware
Bright House Networks Information Services (Alabama), LLC	Delaware
Bright House Networks Information Services (California), LLC	Delaware
Bright House Networks Information Services (Florida), LLC	Delaware
Bright House Networks Information Services (Indiana), LLC	Delaware
Bright House Networks Information Services (Michigan), LLC	Delaware
Bright House Networks, LLC	Delaware
Cable Equities Colorado, LLC	Delaware
Cable Equities of Colorado Management LLC	Delaware
CC 10, LLC	Delaware
CC Fiberlink, LLC	Delaware
CC Michigan, LLC	Delaware
CC Systems, LLC	Delaware
CC V Holdings, LLC	Delaware
CC VI Fiberlink, LLC	Delaware
CC VI Operating Company, LLC	Delaware
CC VII Fiberlink, LLC	Delaware
CC VIII Fiberlink, LLC	Delaware
CC VIII Holdings, LLC	Delaware
CC VIII Operating, LLC	Delaware
CC VIII, LLC	Delaware
CCO Fiberlink, LLC	Delaware
CCO Holdco Transfers VII, LLC	Delaware
CCO NR Holdings, LLC	Delaware
CCO Purchasing, LLC	Delaware
CCO SoCal I, LLC	Delaware
CCO SoCal II, LLC	Delaware
CCO SoCal Vehicles, LLC	Delaware
CCO Transfers, LLC	Delaware
Charter Advanced Services (AL), LLC	Delaware
Charter Advanced Services (CA), LLC	Delaware
Charter Advanced Services (CO), LLC	Delaware
Charter Advanced Services (CT), LLC	Delaware
Charter Advanced Services (GA), LLC	Delaware
Charter Advanced Services (IL), LLC	Delaware
Charter Advanced Services (IN), LLC	Delaware
Charter Advanced Services (KY), LLC	Delaware

Guarantors	Jurisdiction
Charter Advanced Services (LA), LLC	Delaware
Charter Advanced Services (MA), LLC	Delaware
Charter Advanced Services (MD), LLC	Delaware
Charter Advanced Services (MI), LLC	Delaware
Charter Advanced Services (MN), LLC	Delaware
Charter Advanced Services (MO), LLC	Delaware
Charter Advanced Services (MS), LLC	Delaware
Charter Advanced Services (MT), LLC	Delaware
Charter Advanced Services (NC), LLC	Delaware
Charter Advanced Services (NE), LLC	Delaware
Charter Advanced Services (NH), LLC	Delaware
Charter Advanced Services (NV), LLC	Delaware
Charter Advanced Services (NY), LLC	Delaware
Charter Advanced Services (OH), LLC	Delaware
Charter Advanced Services (OR), LLC	Delaware
Charter Advanced Services (PA), LLC	Delaware
Charter Advanced Services (SC), LLC	Delaware
Charter Advanced Services (TN), LLC	Delaware
Charter Advanced Services (TX), LLC	Delaware
Charter Advanced Services (UT), LLC	Delaware
Charter Advanced Services (VA), LLC	Delaware
Charter Advanced Services (VT), LLC	Delaware
Charter Advanced Services (WA), LLC	Delaware
Charter Advanced Services (WI), LLC	Delaware
Charter Advanced Services (WV), LLC	Delaware
Charter Advanced Services (WY), LLC	Delaware
Charter Advanced Services VIII (MI), LLC	Delaware
Charter Advanced Services VIII (MN), LLC	Delaware
Charter Advanced Services VIII (WI), LLC	Delaware
Charter Advertising of Saint Louis, LLC	Delaware
Charter Cable Operating Company, LLC	Delaware
Charter Cable Partners, LLC	Delaware
Charter Communications Entertainment I, LLC	Delaware
Charter Communications Entertainment, LLC	Delaware
Charter Communications Properties LLC	Delaware
Charter Communications Ventures, LLC	Delaware
Charter Communications VI, L.L.C.	Delaware
Charter Communications VII, LLC	Delaware
Charter Communications, LLC	Delaware
Charter Distribution, LLC	Delaware
Charter Fiberlink – Alabama, LLC	Delaware
Charter Fiberlink – Georgia, LLC	Delaware
Charter Fiberlink – Illinois, LLC	Delaware
Charter Fiberlink – Maryland II, LLC	Delaware
Charter Fiberlink – Michigan, LLC	Delaware
Charter Fiberlink – Missouri, LLC	Delaware
Charter Fiberlink – Nebraska, LLC	Delaware
Charter Fiberlink – Pennsylvania, LLC	Delaware
Charter Fiberlink – Tennessee, LLC	Delaware
Charter Fiberlink AR-CCVII, LLC	Delaware
Charter Fiberlink CA-CCO, LLC	Delaware
Charter Fiberlink CC VIII, LLC	Delaware

Guarantors	Jurisdiction
Charter Fiberlink CCO, LLC	Delaware
Charter Fiberlink CT-CCO, LLC	Delaware
Charter Fiberlink LA-CCO, LLC	Delaware
Charter Fiberlink MA-CCO, LLC	Delaware
Charter Fiberlink MS-CCVI, LLC	Delaware
Charter Fiberlink NC-CCO, LLC	Delaware
Charter Fiberlink NH-CCO, LLC	Delaware
Charter Fiberlink NV-CCVII, LLC	Delaware
Charter Fiberlink NY-CCO, LLC	Delaware
Charter Fiberlink OH-CCO, LLC	Delaware
Charter Fiberlink OR-CCVII, LLC	Delaware
Charter Fiberlink SC-CCO, LLC	Delaware
Charter Fiberlink TX-CCO, LLC	Delaware
Charter Fiberlink VA-CCO, LLC	Delaware
Charter Fiberlink VT-CCO, LLC	Delaware
Charter Fiberlink WA-CCVII, LLC	Delaware
Charter Helicon, LLC	Delaware
Charter Leasing Holding Company, LLC	Delaware
Charter Leasing of Wisconsin, LLC	Delaware
Charter Stores FCN, LLC	Delaware
Charter Video Electronics, LLC	Delaware
DukeNet Communications Holdings, LLC	Delaware
DukeNet Communications, LLC	Delaware
Falcon Cable Communications, LLC	Delaware
Falcon Cable Media, a California Limited Partnership	California
Falcon Cable Systems Company II, L.P.	California
Falcon Cablevision, a California Limited Partnership	California
Falcon Community Cable, L.P.	Delaware
Falcon Community Ventures I Limited Partnership	California
Falcon First Cable of the Southeast, LLC	Delaware
Falcon First, LLC	Delaware
Falcon Telecable, a California Limited Partnership	California
Falcon Video Communications, L.P.	Delaware
Helicon Partners I, L.P.	Delaware
Hometown T.V., LLC	Delaware
HPI Acquisition Co. LLC	Delaware
ICI Holdings, LLC	Delaware
Insight Blocker LLC	Delaware
Insight Capital LLC	Delaware
Insight Communications Company, L.P.	Delaware
Insight Communications Midwest, LLC	Delaware
Insight Communications of Central Ohio, LLC	Delaware
Insight Communications of Kentucky, L.P.	Delaware
Insight Interactive, LLC	Delaware
Insight Kentucky Capital, LLC	Delaware
Insight Kentucky Partners I, L.P.	Delaware
Insight Kentucky Partners II, L.P.	Delaware
Insight Midwest Holdings, LLC	Delaware
Insight Midwest, L.P.	Delaware
Insight Phone of Indiana, LLC	Delaware
Insight Phone of Kentucky, LLC	Delaware
Insight Phone of Ohio, LLC	Delaware

Guarantors	Jurisdiction
Interactive Cable Services, LLC	Delaware
Interlink Communications Partners, LLC	Delaware
Intrepid Acquisition LLC	Delaware
Marcus Cable Associates, L.L.C.	Delaware
Marcus Cable of Alabama, L.L.C.	Delaware
Marcus Cable, LLC	Delaware
Midwest Cable Communications, LLC	Delaware
NaviSite LLC	Delaware
New Wisconsin Procurement LLC	Delaware
Oceanic Time Warner Cable LLC	Delaware
Peachtree Cable TV, L.P.	Delaware
Peachtree Cable TV, LLC	Delaware
Renaissance Media LLC	Delaware
Rifkin Acquisition Partners, LLC	Delaware
Robin Media Group, LLC	Delaware
Scottsboro TV Cable, LLC	Delaware
Spectrum Mobile, LLC	Delaware
Spectrum Originals, LLC	Delaware
Spectrum Security, LLC	Delaware
The Helicon Group, L.P.	Delaware
Time Warner Cable Business LLC	Delaware
Time Warner Cable Enterprises LLC	Delaware
Time Warner Cable Information Services (Alabama), LLC	Delaware
Time Warner Cable Information Services (Arizona), LLC	Delaware
Time Warner Cable Information Services (California), LLC	Delaware
Time Warner Cable Information Services (Colorado), LLC	Delaware
Time Warner Cable Information Services (Hawaii), LLC	Delaware
Time Warner Cable Information Services (Idaho), LLC	Delaware
Time Warner Cable Information Services (Illinois), LLC	Delaware
Time Warner Cable Information Services (Indiana), LLC	Delaware
Time Warner Cable Information Services (Kansas), LLC	Delaware
Time Warner Cable Information Services (Kentucky), LLC	Delaware
Time Warner Cable Information Services (Maine), LLC	Delaware
Time Warner Cable Information Services (Massachusetts), LLC	Delaware
Time Warner Cable Information Services (Michigan), LLC	Delaware
Time Warner Cable Information Services (Missouri), LLC	Delaware
Time Warner Cable Information Services (Nebraska), LLC	Delaware
Time Warner Cable Information Services (New Hampshire), LLC	Delaware
Time Warner Cable Information Services (New Jersey), LLC	Delaware
Time Warner Cable Information Services (New Mexico) LLC	Delaware
Time Warner Cable Information Services (New York), LLC	Delaware
Time Warner Cable Information Services (North Carolina), LLC	Delaware
Time Warner Cable Information Services (Ohio), LLC	Delaware
Time Warner Cable Information Services (Pennsylvania), LLC	Delaware
Time Warner Cable Information Services (South Carolina), LLC	Delaware
Time Warner Cable Information Services (Tennessee), LLC	Delaware
Time Warner Cable Information Services (Texas), LLC	Delaware
Time Warner Cable Information Services (Virginia), LLC	Delaware
Time Warner Cable Information Services (Washington), LLC	Delaware
Time Warner Cable Information Services (West Virginia), LLC	Delaware
Time Warner Cable Information Services (Wisconsin), LLC	Delaware
Time Warner Cable International LLC	Delaware

Guarantors	Jurisdiction
Time Warner Cable Internet Holdings III LLC	Delaware
Time Warner Cable Internet Holdings LLC	Delaware
Time Warner Cable Internet LLC	Delaware
Time Warner Cable Media LLC	Delaware
Time Warner Cable Midwest LLC	Delaware
Time Warner Cable New York City LLC	Delaware
Time Warner Cable Northeast LLC	Delaware
Time Warner Cable Pacific West LLC	Delaware
Time Warner Cable Southeast LLC	Delaware
Time Warner Cable Sports LLC	Delaware
Time Warner Cable Texas LLC	Delaware
Time Warner Cable, LLC	Delaware
TWC Administration LLC	Delaware
TWC Communications, LLC	Delaware
TWC Digital Phone LLC	Delaware
TWC Media Blocker LLC	Delaware
TWC News and Local Programming Holdco LLC	Delaware
TWC News and Local Programming LLC	Delaware
TWC Regional Sports Network I LLC	Delaware
TWC Regional Sports Network II LLC	Delaware
TWC SEE Holdco LLC	Delaware
TWC Wireless LLC	Delaware
TWC/Charter Dallas Cable Advertising, LLC	Delaware
TWC/Charter Green Bay Cable Advertising, LLC	Delaware
TWC/Charter Los Angeles Cable Advertising, LLC	Delaware
TWCIS Holdco LLC	Delaware
Vista Broadband Communications, LLC	Delaware
Wisconsin Procurement Holdco LLC	Delaware

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

The Registrants and Charter Communications, Inc. filed a registration statement on Form S-3 (File No. 333-222241) under the Securities Act of 1933 registering certain senior debt securities and the guarantees thereof that may each be offered from time to time. The consent of KPMG LLP, our independent registered public accounting firm, is being filed as Exhibit 23.1 to this Current Report.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized on April 3, 2018.

CCO HOLDINGS, LLC Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President—Finance, Controller and Chief Accounting Officer

CCO HOLDINGS CAPITAL CORP. Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President—Finance, Controller and Chief Accounting Officer

CHARTER COMMUNICATIONS OPERATING, LLC Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President—Finance, Controller and Chief Accounting Officer

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP. Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President—Finance, Controller and Chief Accounting Officer

EACH OF THE ADDITIONAL REGISTRANT GUARANTORS NAMED ON THE TABLE OF ADDITIONAL REGISTRANT GUARANTORS

By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President—Finance, Controller and Chief Accounting Officer